UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2004

Commerce Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut, Kansas City, MO		64106

(Address of principal executive offices)		(Zip Code)

(816) 234-2000

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
SIGNATURE

     The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.

Item 9. Regulation FD Disclosure

     Pursuant to the authority granted by its Board of Directors to repurchase up to 3,000,000 shares of its stock, the Company today purchased 400,000 shares of its common stock from family limited partnerships established by James M. Kemper, Jr. as part of the partnerships’ desire to diversify their holdings. The purchases were accomplished by private sale at a per share price of $49.74. Mr. Kemper is the former Chairman of the Board and CEO of the Company and father of current Chairman and CEO David W. Kemper and current Vice Chairman Jonathan M. Kemper.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

	By:	/s/ Jeffery D. Aberdeen

Jeffery D. Aberdeen Controller (Chief Accounting Officer)

Date: February 12, 2004